HSBC Investor Funds

HSBC Investor California Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
(the “Funds”)

Supplement Dated October 8, 2008
to the Statement of Additional Information Dated February 28, 2008, as supplemented to date

     Each of the Funds currently may disclose its full portfolio holdings fifteen (15) days after the end of each month. This information is available until updated as of the following month. In light of recent market conditions, each of the Funds intends to disclose its full portfolio holdings information twice per month, as of month-end and at mid-month, fifteen (15) days after the end of each period. The Funds’ holdings will be posted on the HSBC Investor Fund’s website at www.investorfunds.us.hsbc.com. The information will be available until updated as of the following half month period.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE